UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant          Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12
Northrop Grumman Corporation
(Name of Registrant as Specified In Its Charter)
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Northrop Grumman Corporation
2980 Fairview Park Drive
Falls Church, Virginia 22042

CHANGE OF LOCATION (VIRTUAL MEETING FORMAT)
ADDITIONAL INFORMATION REGARDING 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 20, 2020

The following Additional Information relates to the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement, dated April 3, 2020 (Proxy Statement), furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders to be held on Wednesday, May 20, 2020. This Additional Information is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 7, 2020.

PLEASE READ THIS ADDITIONAL INFORMATION IN CONJUNCTION WITH THE PROXY STATEMENT.

CHANGE OF LOCATION (VIRTUAL MEETING FORMAT)
ADDITIONAL INFORMATION REGARDING 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 20, 2020

In light of the coronavirus (COVID-19) pandemic and related health concerns, the Company will hold the 2020 Annual Meeting of Shareholders in a virtual-only meeting format, via audio webcast. We expect this change to be for this year only. As previously announced, the Annual Meeting will be held on Wednesday, May 20, 2020 at 8:00 a.m., Eastern Daylight Time.
As there will not be a physical location, shareholders will not be able to vote their shares in person at the Annual Meeting. Shareholders will instead be able to vote their shares by submitting a proxy in advance of the meeting using one of the methods described in the proxy materials for the Annual Meeting or attending the meeting virtually following the instructions below.
If you were a shareholder of record as of the close of business on March 24, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or agent, you are entitled to participate in the Annual Meeting by visiting www.meetingcenter.io/214063388 and clicking on “I have a log in.” If you join as a shareholder, you will be able to vote your shares, submit a question and view other materials customarily made available at in-person shareholder meetings by following the instructions that will be available on the meeting website. Shareholders may also join as a guest but you will not be able to vote your shares at the virtual meeting, submit questions or view otherwise available materials.
You may continue to vote and submit your proxy in advance of the Annual Meeting by Internet, by telephone or by mail by following the instructions included on the original Proxy Card, Voting Instruction Form or Notice of Internet Availability previously distributed. Please note that these materials will not be updated to reflect the change to a virtual meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.
Attending the Virtual Meeting as a Shareholder of Record
If you were a shareholder of record at the close of business on March 24, 2020, you are eligible to attend the meeting by accessing www.meetingcenter.io/214063388 and entering the control number found on the Proxy Card or Notice of Internet Availability of Proxy Materials and the meeting password, NOC2020.
Attending the Virtual Meeting as a Participant in a Company Savings Plan
If shares were held on your behalf under any of the Company’s savings plans at the close of business on March 24, 2020, you are eligible to attend and participate in the meeting. You may access the meeting in the same manner as shareholders of record. However, voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 17, 2020 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

Registering to Attend the Virtual Meeting as a Beneficial Owner
If you were a beneficial owner of record (i.e., you hold your shares through a broker, bank or other agent) at the close of business on March 24, 2020, and you wish to attend the Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy, please email a scan or image of it to our transfer agent, Computershare, at legalproxy@computershare.com, with “Legal Proxy” noted in the subject line. Please note that the voting instruction form or Notice Regarding the Availability of Proxy Materials you received with the Northrop Grumman proxy statement is not a legal proxy. If you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or agent to vote on your behalf. You will only be able to vote at the Annual Meeting.
Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Daylight Time, on May 15, 2020. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/214063388 and enter your control number and the meeting password, NOC2020.
Asking Questions
Shareholders are invited to submit questions for consideration at the Annual Meeting by members of the Board of Directors and management. To facilitate the process, the company asks shareholders to submit their questions on or before 5:00 p.m., Eastern Daylight Time, on May 18, 2020 by accessing the virtual meeting website available at www.meetingcenter.io/214063388. We expect this feature to be available by May 14, 2020. Shareholders who participate in the meeting (by entering a control number and password as detailed above) may also submit questions regarding proposals during the meeting up until the time the relevant proposal is presented. Questions should relate to the official business of the meeting, and management and shareholder proposals in particular.

By order of the Board of Directors,

Jennifer C. McGarey Corporate Vice President and Secretary
May 7, 2020

The virtual-only Annual Meeting on Wednesday, May 20, 2020 at 8:00 a.m. Eastern Daylight Time will be accessible at www.meetingcenter.io/214063388.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 20, 2020: The Proxy Statement for the 2020 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2019 are available at: www.edocumentview.com/noc.

News Release
Contact:    Tim Paynter
703-280-2720 (office)
571-835-0771 (mobile)
Timothy.Paynter@ngc.com

Northrop Grumman to Hold Virtual Annual Shareholders Meeting
FALLS CHURCH, Va. - May 6, 2020 - Northrop Grumman Corporation (NYSE: NOC) announced today that in light of the global coronavirus (Covid-19) pandemic and related public health concerns, the company will hold its official 2020 Annual Meeting of Shareholders (Annual Meeting) in a virtual meeting format only, via audio webcast. We expect this change to be for this year only.
As previously announced, the Annual Meeting will be held on Wednesday, May 20, 2020 at 8:00 a.m., Eastern Daylight Time. The webcast will be available at http://www.meetingcenter.io/214063388. An audio replay will be available on the company’s investor relations website for two weeks.
As described in the previously distributed proxy materials for the Annual Meeting, shareholders will be entitled to participate in the Annual Meeting if they were shareholders of record as of the close of business on March 24, 2020, the record date, or hold a legal proxy for the meeting provided by their broker or bank. To be admitted to the meeting, shareholders must enter their control number and the meeting password, NOC2020.

•	For registered shareholders, the control number can be found on the proxy card, notice or email previously distributed.

•
For shareholders who hold their shares through an intermediary, such as a broker or bank, you will need to obtain a control number in advance in order to vote during the meeting. For instructions on how and by when to request a control number, please refer to the company’s supplemental proxy materials to be filed with the Securities and Exchange Commission.

Shareholders are invited to submit questions for consideration at the Annual Meeting by members of the Board of Directors and management. To facilitate the process, the company asks shareholders to submit their questions on or before 5:00 p.m., Eastern Daylight Time, on May 18, 2020 by accessing the virtual meeting website available at http://www.meetingcenter.io/214063388. We expect this feature to be available by May 14, 2020. Shareholders who participate in the meeting (by entering a control number and password as detailed above) may also submit questions regarding proposals during the meeting up until the time the relevant proposal is presented. Questions should relate to the official business of the meeting, and management and shareholder proposals in particular. A proponent of each shareholder proposal (or a representative) is invited to present each proposal at the meeting and to make a brief statement in support of the proposal.
During the meeting, shareholders will be able to vote, to submit a question related to the management and shareholder proposals and to view various materials customarily made available at in-person shareholder meetings (such as the shareholder list, the proxy statement and the annual report) by following the instructions on the virtual meeting website. The rules of conduct for the meeting will also be posted on the virtual meeting website.
All shareholders, whether or not planning to attend the virtual Annual Meeting, are encouraged to vote promptly in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card and voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote shares in connection with the Annual Meeting.
For more information about our upcoming virtual meeting, please visit our virtual meeting website at http://www.meetingcenter.io/214063388. We will be updating this site, where you can register as a shareholder or a guest, with information, including about submitting a question, and conduct at the meeting.
Northrop Grumman solves the toughest problems in space, aeronautics, defense and cyberspace to meet the ever evolving needs of our customers worldwide. Our 90,000 employees define possible every day using science, technology and engineering to create and deliver advanced systems, products and services.
Note: Statements in this press release, and statements to be made on the webcast, contain or may contain statements that constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “anticipate,” “intend,” “may,” “could,” “should,” “plan,” “project,” “forecast,” “believe,” “estimate,” “guidance,” “outlook,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. These forward-looking statements speak only as of the date when made, and the Company undertakes no obligation to update or revise any forward-looking statements after the date of this press release or the date of the webcast, except as required by applicable law. Forward-looking statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. A discussion of these risks and uncertainties is contained in the Company’s filings with the Securities and Exchange Commission.
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